UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 10, 2013

 GeoPetro Resources Company

(Exact name of registrant as specified in its charter)

California	001-16749	94-3214487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 California Street, Suite 600

San Francisco, CA  94111
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (415) 398-8186

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 3.01 and 8.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing; Other Events.

As previously disclosed in a Current Report on Form 8-K filed July 5, 2012, GeoPetro Resources Company (the “Company”) received notice from the NYSE MKT LLC (the “Exchange”) on June 28, 2012, indicating that the Company did not satisfy the continued listing standards of the Exchange set forth in Section 1003(a)(iv) of the NYSE MKT LLC Company Guide (the “Company Guide”), which applies if a listed company has sustained losses which are so substantial in relation to its overall operations or its existing financial resources, or its financial condition has become so impaired that it appears questionable, in the opinion of the Exchange, as to whether the Company will be able to continue operations and/or meet its obligations as they mature. In order to maintain its listing, the Company was required to submit a plan addressing how it intended to regain compliance with Section 1003(a)(iv) of the Company Guide by July 30, 2012. The Company provided the Exchange with a plan on July 30, 2012 (the “Plan”). On August 27, 2012, the Exchange notified the Company that it accepted the Plan and granted the Company until September 28, 2012 to regain compliance with the continued listing standards (the “Plan Period”). Furthermore, on October 9, 2012, the Exchange notified the Company that it had determined that, in accordance with Section 1009 of the Company Guide, the Company made a reasonable demonstration of its ability to regain compliance with Section 1003(a)(iv) of the Company Guide by December 31, 2012, through which date the Exchange extended the Plan Period.

On April 10, 2013, the Company received notice from the Exchange indicating that after a review of the Plan, and the request by the Company to extend the Plan Period until July 31, 2013, the Exchange determined that the Company has not made sufficient progress consistent with the Plan in order to regain compliance with Section 1003(a)(iv) of the Company Guide by July 31, 2013 and that its securities are, therefore, subject to being delisted from the Exchange. In the April 10, 2013 notice, the Exchange also informed the Company that, in accordance with Sections 1203 and 1009(d) of the Company Guide, the Company has a right to appeal the Exchange’s determination by requesting an oral hearing or a hearing based on a written submission before the Exchange’s Listing Qualifications Panel (the “Panel”).

The Company intends to appeal the Exchange’s determination by requesting an oral hearing before the Panel, which request will stay the delisting determination until at least such time as the Panel renders a determination following the hearing. The Company anticipates that the hearing will take place in approximately six (6) to eight (8) weeks time. The Company is undertaking steps to address the deficiencies raised by the Exchange. However, there can be no assurance that the Company will be successful in its appeal and that the Company’s request for continued listing will be granted. Receipt of the aforementioned notice from the Exchange, and the delisting or potential delisting of the Company’s securities by the Exchange, will not affect the proposed merger of the Company with a wholly owned subsidiary of MCW Energy Group Limited (previously announced), though no assurance can be given that the conditions to the merger will be either satisfied or waived.

Further, as previously disclosed in a Current Report on Form 8-K filed November 28, 2012, the Company received notice from the Exchange on November 21, 2012, indicating that the Company did not satisfy the continued listing standards of the Exchange set forth in Section 1003(f)(v) of the Company Guide because the Company’s common stock had traded at a low price per share for a substantial period of time. In that notice, the Exchange predicated the Company’s continued listing on the Exchange on the Company effecting a reverse stock split of its common stock by May 21, 2013.

Additional Information and Where to Find It

This Current Report on Form 8-K is being made partly in respect of the proposed transaction involving the Company and MCW Energy Group Limited. The proposed transaction will be submitted to the shareholders of the Company for their consideration. In connection with the proposed transaction, the Company will prepare a proxy statement to be filed with the SEC. The Company plans to file with the SEC other documents regarding the proposed transaction. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement will be mailed to the Company’s shareholders. You may obtain copies of all documents filed with the SEC concerning the proposed transaction, free of charge, at the SEC’s website at www.sec.gov. In addition, shareholders may obtain free copies of the documents filed with the SEC by the Company by going to the Company’s Investor Relations website page by clicking the “Investor Relations” link at www.geopetro.com or by sending a written request to the Company’s Secretary at 150 California Street, Suite 600, San Francisco, CA 94111, or by calling the President of the Company at (415) 398-8186.

The Company, its directors, and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company and their ownership of Company stock is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

Forward-looking Statements

Certain statements set forth in this Current Report on Form 8-K relate to management’s future plans, objectives and expectations. Such statements are forward-looking within the meaning of section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this Current Report on Form 8-K, including, without limitation, statements regarding the Company’s intention to appeal the Exchange’s determination by requesting an oral hearing before the Panel and whether the Company’s request for continued listing will be granted, are forward-looking statements. These statements express, or are based on, management’s current expectations and forecasts about future events.

Although any forward-looking statements contained in this Current Report on Form 8-K or otherwise expressed by the Company are to the knowledge and in the judgment of management, believed to be reasonable when made, there can be no assurances that any of these expectations will prove correct or that any of the actions that are planned will be taken. Forward-looking statements involve and may be affected by inaccurate assumptions, and known and unknown risks and uncertainties (some of which are beyond the Company’s control), that may cause the Company’s actual actions, performance and financial results in future period to differ materially from any expectation, projection, estimate or forcasted result. The key factors that may cause actual actions or results to vary from those the Company expects are described in (1) Part I, “Item 1A-Risk Factors”, “Item 7-Management’s Discussion and Analysis of Financial Condition and Results of Operations”, “Item 7A-Quantitative and Qualitative Disclosure About Market Risk” and elsewhere in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 and (2) the Company’s other reports and registration statements filed from time to time with the SEC.

Item 7.01 Regulation FD Disclosure

The Company issued a press release on April 16, 2013, announcing that it had received notice from the Exchange indicating that the Exchange intends to initiate delisting proceedings against the Company. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

Exhibit Number	Description

99.1	Press release, dated April 16, 2013, issued by GeoPetro Resources Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOPETRO RESOURCES COMPANY

/s/ Stuart J. Doshi
Stuart J. Doshi, President, Chief Executive Officer and Chairman

Dated: April 16, 2013